UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 27, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N)

       Lehman XS Trust, Series 2007-4N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

The Registrant, as Depositor (the “Depositor”), Aurora Loan Services LLC, as Master Servicer (the “Servicer”) and U.S. Bank National Association, as Trustee (the “Trustee”) entered into an Amendment No. 1, dated as of December 1, 2007 and effective as of December 27, 2007 (“Amendment No. 1”), to the Trust Agreement dated as of March 1, 2007, among the Depositor, the Master Servicer and the Trustee (the “Trust Agreement”). The terms of Amendment No. 1 (i) increase the distributions to the Class 3-AX Certificates by an amount equal to 100% of prepayment premiums (as defined in the Trust Agreement) from each mortgage loan in pool 3 (except for prepayment premiums with respect to the mortgage loans in pool 3 serviced by Countrywide Home Loans Servicing LP, which will be retained by Countrywide Home Loans Servicing LP) and (ii) retire the Class 3-AP Certificates. The beneficial certificateholders of 100% of the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, Class 3-AP and Class 3-AX Certificates granted their consent to Amendment No. 1.

Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Exhibit 4.1.

ITEM 9.01.	Financial Statements; Pro Forma Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Amendment No. 1 to the Trust Agreement, dated as of March 1, 2007 and effective as of December 27, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: December 31, 2007

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.1
Amendment No. 1 to the Trust Agreement, dated as of March 1, 2007 and effective as of December 27, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.